<On Farm Bureau Letterhead>


August 30, 2021

Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the VHPL- annual reports for the investment options you have
selected under your   Farm   Bureau contract(s) or policy(s). Because
some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These  reports provide	an update on each portfolio's investment holdings
and financial information as of June 30, 2021. The performance information included does not reflect product charges. If these charges had been included, performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

eDelivery of your documents is available! When you sign up for eDelivery, you can view your variable product prospectuses and reports anytime, anywhere and on any smart device. To sign up, log-in to your account on FBFS.com and click the eDelivery banner.

If you have previously received prospectuses, annual reports, and semi-annual reports on a CD-ROM, please be advised that this delivery option is no longer available.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative or our Home Office at 1-800-247-4170.

We appreciate and value your business and look forward to serving you again in the future. Farm Bureau Life Insurance Company










LFB